Exhibit 10.29

EIGHTH AMENDMENT TO

MANAGED CARE ALLIANCE AGREEMENT

THIS AMENDMENT (the “Amendment”) is entered into this 12th day of March, 2007 by and between CIGNA Health Corporation, for and on behalf of its CIGNA Affiliates (individually and collectively, “CIGNA”) and Gentiva CareCentrix, Inc. (“MCA”).

WITNESSETH

WHEREAS, CIGNA and MCA entered into a Managed Care Alliance Agreement which became effective January 1, 2004, as amended from time to time, (the “Agreement”) whereby MCA agreed to provide or arrange for the provision of certain home health care services to Participants, as that term is defined in the Agreement;

WHEREAS, the parties wish to amend the Agreement to adjust DME/HME Respiratory rates to reflect a change in the Disetronics Insulin Pump effective March 15, 2007.

NOW THEREFORE, CIGNA and MCA agree to amend the Agreement as follows:

1.	This Amendment shall be effective on March 15, 2007.

2.	DME/HME Respiratory Rates: HMO Rates effective February 1, 2006 – January 31, 2009 of Exhibit A HMO Program Attachment – Fee for Service Reimbursement For Other Services is hereby deleted and replaced with a new DME/HME Respiratory Rates: HMO Rates effective March 15, 2007 – January 31, 2009 of Exhibit A HMO Program Attachment – Fee for Service Reimbursement For Other Services attached hereto. These rates shall be effective through January 31, 2009 or the date that the Agreement is amended to reflect new rates, whichever is later.

3.	DME/HME Respiratory Rates: PPO and Indemnity Rates effective February 1, 2006 – January 31, 2009 of Exhibit A PPO & Indemnity Program Attachment – Fee for Service Reimbursement For Other Services is hereby deleted and replaced with a new DME/HME Respiratory Rates: PPO and Indemnity Rates Effective March 15, 2007 – January 31, 2009 of Exhibit A PPO & Indemnity Program Attachment Reimbursement For Other Services attached hereto. These rates shall be effective through January 31, 2009 or the date that the Agreement is amended to reflect new rates, whichever is later.

4.

DME/HME Respiratory Rates: Gatekeeper Rates effective February 1, 2006 – January 31, 2009 of Exhibit A Gatekeeper Program Attachment – Fee for Service Reimbursement For Other Services is hereby deleted and replaced with a new DME/HME Respiratory Rates: Gatekeeper Rates effective March 15, 2007

– January 31, 2009 of Exhibit A Gatekeeper Program Attachment – Fee for Service Reimbursement For Other Services attached hereto. These rates shall be effective through January 31, 2009 or the date that the Agreement is amended to reflect new rates, whichever is later.

5.	To the extent that the provisions in the Agreement, including any prior amendments, conflict with the terms of this Amendment (including the exhibits and schedules hereto), the terms in this Amendment shall supersede and control. All other terms and conditions of the Agreement, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

IN WITNESS WHEREOF, CIGNA and MCA have caused their duly authorized representatives to execute this Amendment as of the date first written above.

CIGNA HEALTH CORPORATION

By:	/s/ Joseph E. Turgeon, III
Its:	VP Network Strategy & Development
Dated:	03/14/2007

GENTIVA CARECENTRIX, INC.

By:	/s/ Robert Creamer
Its:	Sr. Vice President
Dated:	03/09/2007

DME / HME RESPIRATORY RATES:

HMO RATES EFFECTIVE MARCH 15, 2007

CAT	TYPE	HCPCS CODE	CHC CODE	CareCentrix Code	DESCRIPTION	PURCHASE PRICE	RENTAL PRICE	DAILY PRICE
HME	DIAB	A4230	A4230	8009	INFUSION SET FOR EXT INSULIN PUMP, NON NEEDLE TYPE (A4230)	**
HME	DIAB	A4231	A4231	8012	INFUSION SET FOR EXTERNAL INSULIN PUMP, NEEDLE TYPE (A4231)	**
HME	DIAB	A4232	A4232	8013	SYRINGE WITH NEEDLE FOR EXT INSULIN PUMP, STERILE, 3CC (A4232)	**
HME	DIAB	A4632	A4632	8528	REPLACEMENT BATTERY FOR EXT INFUSION PUMP, ANY TYPE, EA (A4632)	**
HME	DIAB	A4245	A4245	8527	ALCOHOL SWAB / SKIN BARRIER WIPES, BOX 50 (A4245)	**
HME	DIAB	A6257	A6257	8529	DRESSING <=16 SQ IN TRANSPARENT FILM, EA (A6257)	**
HME	INSULPP	E0784	E0784	2158	PUMP (E0784), EXT AMBULATORY INFUSION, MINIMED, INSULIN	**
HME	INSULPP	E0784	E0784	8563	PUMP DISETRONIC ACCU-CHEK SPIRIT, INSULIN (E0784)	**
HME	INSULPP	E0784	E0784	7704	PUMP, EXT INFUSION, DANA DIABECARE, INSULIN (E0784)	**
HME	INSULPP	E0784	E0784	7731	PUMP, EXT INFUSION, ANIMAS, INSULIN (E0784)	**
HME	INSULPP	E0784	E0784	7773	PUMP (E0784), EXT AMBULATORY INFUSION, DELTEC, INSULIN	**
HME	OTHER	E0746	DM570	2109	ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK DEVICE	**	**
HME	OTHER	E0935	E0935	2125	PASSIVE MOTION (E0935) EXERCISE DEVICE			**
HME	OTHER	E0935	E0935	2857	PASSIVE MOTION (E0935) EXERCISE DEVICE, HAND			**
HME	OTHER	E0935	E0935	2858	PASSIVE MOTION (E0935) EXERCISE DEVICE, SHOULDER			**
HME	OTHER	E0935	E0935	2859	PASSIVE MOTION (E0935) EXERCISE DEVICE, ANKLE			**
HME	OTHER	E0935	E0935	2860	PASSIVE MOTION (E0935) EXERCISE DEVICE, ELBOW			**
HME	OTHER	E0935	E0935	2861	PASSIVE MOTION (E0935) EXERCISE DEVICE, WRIST			**
HME	OTHER	E1300	DM570	2062	WHIRLPOOL (E1300), PORT (OVERTUB TYPE)	**
HME	OTHER	E1310	DM570	2061	WHIRLPOOL (E1399), NON-PORT (BUILT-IN TYPE)	**
HME	OTHER	E1399	E1399	2327	DURABLE MEDICAL EQUIP (E1399), MISCELLANEOUS	**
HME	STIM_BO	E0747	DM570	6875	STIMULATOR, OSTEOGENIC, ULTRASOUND	**
HME	STIM_BO	E0747	DM570	8386	STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, EBI	**
HME	STIM_BO	E0747	DM570	8387	STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOFIX	**
HME	STIM_BO	E0747	DM570	8388	STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOLOGIC	**
HME	STIM_BO	E0748	DM570	2124	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL APPLICATIONS	**
HME	STIM_BO	E0748	DM570	8389	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, EBI	**
HME	STIM_BO	E0748	DM570	8390	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, ORTHOFIX	**
HME	STIM_BO	E0748	DM570	8391	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, ORTHOLOGIC	**
HME	WDSUCT	K0538	DM570	6873	WOUND SUCTION DEVICE (K0538)			**
HME	WDSUCT	K0539	DM570	7914	DRESSING SET, FOR WOUND SUCTION DEVICE (K0539)	**
HME	WDSUCT	K0540	DM570	7915	CANISTER SET, FOR WOUND SUCTION DEVICE (K0540)	**

The following may be charged under extraordinary circumstances:

HME	SUP	E1399	E1399	4551	LABOR/SERVICE/SHIPPING CHARGES	**
HME	SUP	E1399	E1399	2731	SHIPPING AND HANDLING FEES	**

The following may be charged if over and above routine on rental equipment:

RESP	EQUIP	E1350	E1350	2382	REPAIR OR NON-ROUTINE (E1350) SERVICE REQUIRING SKILL OF A TECH	**
HME	SUP	E1399	E1399	4552	MISCELLANEOUS SUPPLIES	**		**

NOTES:

1.	Whether rental or purchase, rates include all shipping, labor and set-up.
2.	If item is rented, rates include all supplies to enable the equipment to function effectively with the exception Suction and CPM. Such exception supplies will be billed at **.
3.	If item is rented, rates include repair and maintenance costs.
**	Confidential Treatment Requested.

DME / HME RESPIRATORY RATES:

PPO and INDEMNITY RATES EFFECTIVE MARCH 15, 2007

CAT	TYPE	HCPCS CODE	CHC CODE	CareCentrix Code	DESCRIPTION	PURCHASE PRICE	RENTAL PRICE	DAILY PRICE
HME	DIAB	A4230	A4230	8009	INFUSION SET FOR EXT INSULIN PUMP, NON NEEDLE TYPE (A4230)	**
HME	DIAB	A4231	A4231	8012	INFUSION SET FOR EXTERNAL INSULIN PUMP, NEEDLE TYPE (A4231)	**
HME	DIAB	A4232	A4232	8013	SYRINGE WITH NEEDLE FOR EXTINSULIN PUMP, STERILE, 3CC (A4232)	**
HME	DIAB	A4632	A4632	8528	REPLACEMENT BATTERY FOR EXT INFUSION PUMP, ANY TYPE, EA (A4632)	**
HME	DIAB	A4245	A4245	8527	ALCOHOL SWAB / SKIN BARRIER WIPES, BOX 50 (A4245)	**
HME	DIAB	A6257	A6257	8529	DRESSING <=16 SQ IN TRANSPARENT FILM, EA (A6257)	**
HME	INSULPP	E0784	E0784	2158	PUMP (E0784), EXT AMBULATORY INFUSION, MINIMED, INSULIN	**
HME	INSULPP	E0784	E0784	8563	PUMP DISETRONIC ACCU-CHEK SPIRIT, INSULIN (E0784)	**
HME	INSULPP	E0784	E0784	7704	PUMP, EXT INFUSION, DANA DIABECARE, INSULIN (E0784)	**
HME	INSULPP	E0784	E0784	7731	PUMP, EXT INFUSION, ANIMAS, INSULIN (E0784)	**
HME	INSULPP	E0784	E0784	7773	PUMP (E0784), EXT AMBULATORY INFUSION, DELTEC, INSULIN	**
HME	OTHER	E0746	DM570	2109	ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK DEVICE	**	**
HME	OTHER	E0935	E0935	2125	PASSIVE MOTION (E0935) EXERCISE DEVICE			**
HME	OTHER	E0935	E0935	2857	PASSIVE MOTION (E0935) EXERCISE DEVICE, HAND			**
HME	OTHER	E0935	E0935	2858	PASSIVE MOTION (E0935) EXERCISE DEVICE, SHOULDER			**
HME	OTHER	E0935	E0935	2859	PASSIVE MOTION (E0935) EXERCISE DEVICE, ANKLE			**
HME	OTHER	E0935	E0935	2860	PASSIVE MOTION (E0935) EXERCISE DEVICE, ELBOW			**
HME	OTHER	E0935	E0935	2861	PASSIVE MOTION (E0935) EXERCISE DEVICE, WRIST			**
HME	OTHER	E1300	DM570	2062	WHIRLPOOL (E1300), PORT (OVERTUB TYPE)	**
HME	OTHER	E1310	DM570	2061	WHIRLPOOL (E1399), NON-PORT (BUILT-IN TYPE)	**
HME	OTHER	E1399	E1399	2327	DURABLE MEDICAL EQUIP (E1399), MISCELLANEOUS	**
HME	STIM_BO	E0747	DM570	6875	STIMULATOR, OSTEOGENIC, ULTRASOUND	**
HME	STIM_BO	E0747	DM570	8386	STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, EBI	**
HME	STIM_BO	E0747	DM570	8387	STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOFIX	**
HME	STIM_BO	E0747	DM570	8388	STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOLOGIC	**
HME	STIM_BO	E0748	DM570	2124	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL APPLICATIONS	**
HME	STIM_BO	E0748	DM570	8389	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, EBI	**
HME	STIM_BO	E0748	DM570	8390	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, ORTHOFIX	**
HME	STIM_BO	E0748	DM570	8391	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, ORTHOLOGIC	**
HME	WDSUCT	K0538	DM570	6873	WOUND SUCTION DEVICE (K0538)			**
HME	WDSUCT	K0539	DM570	7914	DRESSING SET, FOR WOUND SUCTION DEVICE (K0539)	**
HME	WDSUCT	K0540	DM570	7915	CANISTER SET, FOR WOUND SUCTION DEVICE (K0540)	**

The following may be charged under extraordinary circumstances:

HME	SUP	E1399	E1399	4551	LABOR/SERVICE/SHIPPING CHARGES	**
HME	SUP	E1399	E1399	2731	SHIPPING AND HANDLING FEES	**

The following may be charged if over and above routine on rental equipment:

RESP	EQUIP	E1350	E1350	2382	REPAIR OR NON-ROUTINE (E1350) SERVICE REQUIRING SKILL OF A TECH	**
HME	SUP	E1399	E1399	4552	MISCELLANEOUS SUPPLIES	**		**

NOTES:

1.	Whether rental or purchase, rates include all shipping, labor and set-up.
2.	If item is rented, rates include all supplies to enable the equipment to function effectively with the exception Suction and CPM. Such exception supplies will be billed at **.
3.	If item is rented, rates include repair and maintenance costs.
**	Confidential Treatment Requested.

DME / HME RESPIRATORY RATES:

GATEKEEPER RATES EFFECTIVE MARCH 15, 2007

CAT	TYPE	HCPCS CODE	CHC CODE	CareCentrix Code	DESCRIPTION	PURCHASE PRICE	RENTAL PRICE	DAILY PRICE
HME	DIAB	A4230	A4230	8009	INFUSION SET FOR EXT INSULIN PUMP, NON NEEDLE TYPE (A4230)	**
HME	DIAB	A4231	A4231	8012	INFUSION SET FOR EXTERNAL INSULIN PUMP, NEEDLE TYPE (A4231)	**
HME	DIAB	A4232	A4232	8013	SYRINGE WITH NEEDLE FOR EXTINSULIN PUMP, STERILE, 3CC (A4232)	**
HME	DIAB	A4632	A4632	8528	REPLACEMENT BATTERY FOR EXT INFUSION PUMP, ANY TYPE, EA (A4632)	**
HME	DIAB	A4245	A4245	8527	ALCOHOL SWAB / SKIN BARRIER WIPES, BOX 50 (A4245)	**
HME	DIAB	A6257	A6257	8529	DRESSING <=16 SQ IN TRANSPARENT FILM, EA (A6257)	**
HME	INSULPP	E0784	E0784	2158	PUMP (E0784), EXT AMBULATORY INFUSION, MINIMED, INSULIN	**
HME	INSULPP	E0784	E0784	8563	PUMP DISETRONIC ACCU-CHEK SPIRIT, INSULIN (E0784)	**
HME	INSULPP	E0784	E0784	7704	PUMP, EXT INFUSION, DANA DIABECARE, INSULIN (E0784)	**
HME	INSULPP	E0784	E0784	7731	PUMP, EXT INFUSION, ANIMAS, INSULIN (E0784)	**
HME	INSULPP	E0784	E0784	7773	PUMP (E0784), EXT AMBULATORY INFUSION, DELTEC, INSULIN	**
HME	OTHER	E0746	DM570	2109	ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK DEVICE	**	**
HME	OTHER	E0935	E0935	2125	PASSIVE MOTION (E0935) EXERCISE DEVICE			**
HME	OTHER	E0935	E0935	2857	PASSIVE MOTION (E0935) EXERCISE DEVICE, HAND			**
HME	OTHER	E0935	E0935	2858	PASSIVE MOTION (E0935) EXERCISE DEVICE, SHOULDER			**
HME	OTHER	E0935	E0935	2859	PASSIVE MOTION (E0935) EXERCISE DEVICE, ANKLE			**
HME	OTHER	E0935	E0935	2860	PASSIVE MOTION (E0935) EXERCISE DEVICE, ELBOW			**
HME	OTHER	E0935	E0935	2861	PASSIVE MOTION (E0935) EXERCISE DEVICE, WRIST			**
HME	OTHER	E1300	DM570	2062	WHIRLPOOL (E1300), PORT (OVERTUB TYPE)	**
HME	OTHER	E1310	DM570	2061	WHIRLPOOL (E1399), NON-PORT (BUILT-IN TYPE)	**
HME	OTHER	E1399	E1399	2327	DURABLE MEDICAL EQUIP (E1399), MISCELLANEOUS	**
HME	STIM_BO	E0747	DM570	6875	STIMULATOR, OSTEOGENIC, ULTRASOUND	**
HME	STIM_BO	E0747	DM570	8386	STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, EBI	**
HME	STIM_BO	E0747	DM570	8387	STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOFIX	**
HME	STIM_BO	E0747	DM570	8388	STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOLOGIC	**
HME	STIM_BO	E0748	DM570	2124	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL APPLICATIONS	**
HME	STIM_BO	E0748	DM570	8389	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, EBI	**
HME	STIM_BO	E0748	DM570	8390	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, ORTHOFIX	**
HME	STIM_BO	E0748	DM570	8391	STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, ORTHOLOGIC	**
HME	WDSUCT	K0538	DM570	6873	WOUND SUCTION DEVICE (K0538)			**
HME	WDSUCT	K0539	DM570	7914	DRESSING SET, FOR WOUND SUCTION DEVICE (K0539)	**
HME	WDSUCT	K0540	DM570	7915	CANISTER SET, FOR WOUND SUCTION DEVICE (K0540)	**

The following may be charged under extraordinary circumstances:

HME	SUP	E1399	E1399	4551	LABOR/SERVICE/SHIPPING CHARGES	**
HME	SUP	E1399	E1399	2731	SHIPPING AND HANDLING FEES	**

The following may be charged if over and above routine on rental equipment:

RESP	EQUIP	E1350	E1350	2382	REPAIR OR NON-ROUTINE (E1350) SERVICE REQUIRING SKILL OF A TECH	**
HME	SUP	E1399	E1399	4552	MISCELLANEOUS SUPPLIES	**		**

NOTES:

1.	Whether rental or purchase, rates include all shipping, labor and set-up.
2.	If item is rented, rates include all supplies to enable the equipment to function effectively with the exception Suction and CPM. Such exception supplies will be billed at **.
3.	If item is rented, rates include repair and maintenance costs.
**	Confidential Treatment Requested.